SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              PRIME CAPITAL CORPORATION

                    (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


                        PRIME CAPITAL CORPORATION
                      O'Hare International Center
                        10275 West Higgins Road
                       Rosemont, Illinois  60018

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                      June 17, 1999

To the Stockholders of PRIME CAPITAL CORPORATION:

The Annual Meeting of Stockholders (the "Annual Meeting") of Prime Capital Corporation, a Delaware corporation (the "Company"), will be held on July 21, 1999 at 2:30 o'clock p.m. (C.S.T.), at O'Hare International Conference Center, 10275 West Higgins Road, Rosemont, Illinois 60018 for the following purposes:

1.  To elect a Board of Directors to serve for the ensuing year.
2.  To amend the 1997 Stock Option Plan:
    (a) increasing the aggregate number of available shares from 750,000 shares to 1,250,000 shares;
    (b) increasing the numbers of shares that may be granted to any individual employee during any calendar year from 200,000 shares to 350,000 shares;
    (c) allowing the Board of Directors to authorize the issuance of restricted stock grants; and
    (d) allowing the Board of Directors to set the per share price of granted options (which may be below the market price).
3. To consider and act upon a proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors of the Company for the current fiscal year.
4. To act upon any and all matters incident to any of the foregoing and transact such other business as may properly be brought before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on June 4, 1999 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

All stockholders of record on that date are entitled to be present and to vote at the Annual Meeting and are cordially invited to attend the Annual Meeting. If you plan to attend, you may obtain an admittance card by completing the enclosed reservation form and returning it with your proxy. Stockholders are urged, whether or not they plan to attend the Annual Meeting, to mark, date and sign the enclosed proxy and return it promptly in the accompanying envelope. If you attend the Annual Meeting and vote by ballot at the Annual Meeting, you can revoke your proxy at that time and your vote at the Annual Meeting will be counted.



                                   By Order of the Board of Directors


                                   Sebastian N. Danziger
                                   Secretary
Rosemont, Illinois
June 17, 1999


PRIME CAPITAL CORPORATION
O'Hare International Center
10275 West Higgins Road
Rosemont, IL  60018

PROXY STATEMENT FOR ANNUAL MEETING
July 21, 1999


INTRODUCTION

Solicitation, Voting and Revocation of Proxies

This Proxy Statement is furnished in connection with the solicitation by, and on behalf of, the Board of Directors of Prime Capital Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company on July 21, 1999, and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about June 25, 1999. The Annual Meeting is called for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") which are to (i) elect a board of directors, (ii) amend the 1997 Stock Option Plan and (iii) ratify the selection of auditors.

If a proxy is properly signed and is not revoked by the stockholder, the shares represented thereby will be voted by the Proxy Committee in accordance with the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified, the shares will be voted by the Proxy Committee "FOR" electing management's slate of directors, amending the Stock Option Plan and ratifying KPMG LLP as auditors of the Company for the current fiscal year. The Proxy Committee presently consists of James A. Friedman, Mark P. Bischoff, William D. Smithburg, John R. Walter and Robert R. Youngquist.

Proxy cards also confer upon the Proxy Committee discretionary authority to vote the shares represented thereby on any matter which is not known at this time but may be presented for action at the meeting. The Company does not know of any other matters that will be presented at the Annual Meeting. If any other matter comes before the Annual Meeting, or any of its adjournments, however, the members of the Proxy Committee will vote in accordance with their best judgment.

A proxy may be revoked at any time before it is exercised by voting in person at the Annual Meeting or by a later proxy, or by written notice of revocation bearing a later date which is delivered to the Secretary of the Company at or prior to the Annual Meeting.

A majority of the outstanding shares entitled to vote at this meeting and represented in person or by proxy shall will constitute a quorum. The vote of the holders of a majority of the stock having voting power which is present in person or represented by proxy shall decide any question brought before the meeting.


Cost and Manner of Solicitation

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees, and fiduciaries for forwarding proxy materials to beneficial owners of the Company's stock. Solicitations will be made primarily by mail, but certain directors, officers or regular employees of the Company may solicit proxies in person or by telephone or telegram without special compensation.


Available Reports: Incorporation by Reference

This Proxy Statement is accompanied by a copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998. That report includes financial statements for the year ended December 31, 1998 audited by KPMG LLP, the Company's independent accountants. The Annual
Report to the Stockholders is furnished for information only and no part thereof is incorporated by reference in this Proxy Statement.

UPON WRITTEN REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS. THE EXHIBITS THERETO WILL BE AVAILABLE AT A CHARGE OF $.20 PER PAGE. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY IN CARE OF INVESTOR RELATIONS, PRIME CAPITAL CORPORATION, O'HARE INTERNATIONAL CENTER, 10275 W. HIGGINS ROAD, ROSEMONT, ILLINOIS 60018.


Voting Securities

The Board of Directors has fixed the close of business on June 4, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. The voting securities issued and outstanding as of June 4, 1999 consist of 4,467,840 shares of the Company's common stock, $.05 par value ("common stock"), each share of which is entitled to one vote.

Proposal 1
ELECTION OF DIRECTORS

Voting for Directors

Unless the stockholders shall vote otherwise, a Board of five Directors will be elected at the 1999 Annual Meeting. The By-laws of the Company provide for six Directors. All Directors are elected annually and hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

The persons named below have been nominated by the Board for election as Directors. Messrs. Friedman, Bischoff, Smithburg, Walter and Youngquist have served as Directors since the respective dates set forth below. The Board has no reason to anticipate that any nominee will decline or be unable to serve. In the event that any nominee does decline or is unable to serve, proxies may be voted for the election of a substitute nominee or may be voted for a lesser number of Directors. In the absence of instructions to the contrary, proxies will be voted for the election of the Directors named below.

The Board of Directors recommends a vote "FOR" the election of the nominees for Directors.

Certain information concerning the nominees is set forth below.

                       Directors of the Registrant

                      Principal Occupation During Past                  Director
Name                  Five Years and Other Information          Age       Since

James A. Friedman     President and Chief Executive              53       1978
                      Officer of the Company or its
                      predecessor since November 1978.

Mark P. Bischoff      Senior and Managing Partner of             52       1996
                      Bischoff & Swabowski, Ltd. since
                      1988; Secretary of the
                      Board of Directors and Outside
                      General Counsel of the Company
                      since 1986.

William D. Smithburg  Mr. Smithburg retired from The             60       1986
                      Quaker Oats Company in October 1997.
                      He became President and Chief Executive
                      Officer of Quaker Oats  in 1981, and
                      Chairman and Chief Executive Officer in
                      1983 and also served as President from November
                      1990 to January 1993 and again from November
                      1995. Director of Abbott Laboratories, The
                      Northern Trust Company, The Flying
                      Food Group and Corning Incorporated.

John R. Walter        Chairman of the Board of Manpower,         52       1988
                      Inc.  Retired President and Chief
                      Operating Officer of AT&T Corporation
                      from October 1996 until July 1997.  Former
                      Chairman, President and Chief Executive
                      Officer of R.R. Donnelley from 1989 to 1996;
                      Director of Abbott Laboratories, Deere &
                      Company, Celestica, Inc., Manpower, Inc.,
                      Cornerstone Brands and Jones Lang LaSalle, Inc.

Robert R. Youngquist  President of Robert R. Youngquist D.D.S.,  50       1978
                      an orthodontic group in Lake Geneva,
                      Wisconsin.  Founding Director of Prime
                      Capital Corporation.


The Board of Directors

The Company's business is managed under the direction of the Board of Directors. During 1998, the Board of Directors held four regular meetings. The standing Committees of the Board are the Executive Committee, the Audit Committee, and the Compensation and Stock Option Committee. The Board does not have a standing Nominating Committee. All Directors attended all meetings of the Board of Directors and meetings held by all committees of the Board on which the Director served during the period that the Director served.

Committees of the Board of Directors

The Executive Committee exercises all the powers and authority of the Board of Directors in the management of the business and affairs of the Company during the intervals between meetings of the Board, subject to the restrictions set forth in the By-laws. The members of the Executive Committee are: James A. Friedman (Chairman), William D. Smithburg and John R. Walter. The Executive Committee met once during 1998.

The Audit Committee has the general responsibility for establishing and maintaining communications with the Company's internal and independent accountants, reviewing the methods used and examinations made by the auditors in connection with the Company's published financial statements and reviewing with the auditors the Company's financial and operating controls. The members of the Audit Committee are: Mark P. Bischoff and William D. Smithburg. The Audit Committee met twice during 1998.

The Compensation and Stock Option Committee (the "Compensation Committee") oversees the Company's compensation and benefit policies and programs, including the administration of the Company's 1997 Stock Option Plan (the "1997 Plan"). The Compensation Committee also has general responsibility for the Company's personnel and compensation matters. The Compensation Committee presently consists of the following Directors of the Company: Mark P. Bischoff, William D. Smithburg, and Robert R. Youngquist. The Committee met twice during 1998.


Proposal 2

AMEND THE STOCK OPTION PLAN
  (a) Increase the aggregate number of available shares from 750,000 shares to 1,250,000 shares;
  (b) Increase the numbers of shares that may be granted to any individual employee during any calendar year from 200,000 shares to 350,000 shares;
  (c) Allow the Board of Directors to authorize the issuance of restricted stock grants; and
  (d) Allow the Board of Directors to set the per share price of granted options (which may be below the market price).

      The Company, through the Board of Directors, administers a stock option plan. The Company desires to remain competitive in the industry in order to be able to continue to retain its best personnel, reward key employees and attract new people to the Company. In addition, the changes would increase the flexibility of the Board of Directors in issuing stock options. The Board of Directors believes this type of incentive arrangement is critical for this purpose and believes these amendments to the Stock Option Plan will assist in achieving these objectives.

The affirmative votes of a majority of the outstanding shares of common stock are required for approval of the Amendment.

The Board of Directors recommends a vote "FOR" this proposal.

Proposal 3

SELECTION OF INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR ENDING DECEMBER 31, 1999

The Board of Directors has selected the firm of KPMG LLP, independent accountants, to audit the accounts of the Company for its fiscal year ended December 31, 1999. The Company has been advised that neither that firm nor any of its partners has any other relationship, direct or indirect, with the Company or its subsidiaries.

It is expected that a representative of KPMG LLP will be present at the Annual Meeting with an opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" this proposal.


EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table shows all the cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the President and Chief Executive Officer, and the highest paid executive officers of the Company whose compensation was at least $100,000 for the last fiscal year in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                            Annual Compensation          Long-Term Compensation
                        =======================================================
                                                           Awards   Payouts

  (a)              (b)   (c)      (d)     (e)     (f)        (g)     (h)    (i)
                                          Other                            All
                                          Annual  Restricted              Other
Name and                                  Compen-   Stock Options/ LTIP  Compen-
Principal Position Year  Salary   Bonus   sation   Award(s)  SAR  Payouts sation
                          ($)     ($)     ($)     ($)               ($)     ($)
James A. Friedman
President and      1998   365,000           4,932
Chief Executive    1997   361,710           6,135
Officer            1996   296,050

John W. Altergott  1998   157,800          152,121
Sr. Vice President 1997   157,800          257,646
                   1996    97,500          195,849          50,000

Philip M. Dinielli 1998   108,720  15,150    9,913
Vice President     1997   114,276  28,706   36,295
                   1996    94,222           87,965

Thomas R. Ehmann   1998   150,000
Vice President,    1997    41,589 (1)                       35,000
Finance

Vern E. Landeck    1998   111,042  36,350                   10,000
Vice President and 1997    83,246  51,350
Chief Financial    1996    53,643                           20,000
Officer

(1)  Mr. Ehmann's employment commenced in September, 1997.


                       Options/SAR Grants in Last Fiscal Year
                               Individual Grants
 (a)                (b)             (c)              (d)           (e)
                                  % of Total
                                 Options Granted   Exercise or
                   Options       to Employees in   Base Price   Expiration
Name               Granted (#)    Fiscal Year       ($/Sh)        Date

Vern E. Landeck     10,000         39%              $1.50     October 14, 2008




                  Aggregated Option/SAR Exercises in Last Fiscal Year
                           and FY-End Option/SAR Values
 (a)               (b)              (c)           (d)        (e)
Name           Shares Acquired   Value       Number of      Value of Unexercised
               on Exercise (#)  Realized($)  Unexercised    In-the-Money Options
                                             Options at         at FY-End ($)
                                             FY-End             (#Exercisable/
                                             Exercisable/        Unexercisable)
                                             Unexercisable

John W. Altergott                          118,334/16,666    $264,493 / $20,833
Vern E. Landeck                             13,334/16,666      16,668 /  20,833
Thomas R. Ehmann                            11,667/23,333           0 /       0


                      Executive Officers of the Registrant

                      Principal Occupation During Past Five
Name of Officer            Years and Other Information               Age

James A. Friedman   President and Chief Executive Officer of          53
                    the Company or its predecessor since
                    November 1978.

John W. Altergott   Senior Vice President of the Company              39
                    since January 1996.  Vice President of
                    the Healthcare Finance Group of Prime
                    Capital Corporation since March 1988.

Vern E. Landeck     Vice President and Chief Financial                40
                    Officer of the Company since July 1997.
                    Vice President - Treasurer of the Company from May 1996 through June 1997.
                    President of  Atlantic Capital Exchange,
                    Inc. 1988 to 1996.


Director's Compensation

Each Director of the Company who is not an Executive Officer receives an annual retainer of $10,000 plus a fee of $500 for attendance at each meeting of the Board. In addition, members of the Committees of the Board who are not Executive Officers receive a fee of $300 for each Committee meeting attended. Directors of the Company who are also Executive Officers receive no compensation for rendering services as a Director except for reimbursement of out-of-pocket expenses.

Employment Agreements

With the exception of Mr. Friedman, the Company has entered into employment agreements with each of the executive officers of the Company to assure the continued service of such persons. Each of the agreements are substantively similar, except with regard to compensation. Such agreements generally provide for a one-year term of employment automatically renewable unless otherwise terminated. The executive may terminate his employment at any time upon appropriate notice. The executive agrees to be bound by certain confidentiality, non-solicitation and non-compete provisions contained in the respective agreements.

Compensation Pursuant to Plans

The Company has adopted the 1984 Incentive Stock Option Plan (the "ISO Plan"), the 1986 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), the 1987 Stock Option Plan (the "1987 Plan") and the 1997 Plan. All descriptions of the various plans are qualified in their entirety by reference to the actual Plan documents which are available for examination.

The 1997 Plan supercedes and replaces the ISO Plan, the Non-Qualified Plan and the 1987 Plan (collectively, the "Former Plans"). No additional stock options can be granted under the Former Plans. Any unexercised options granted under the Former Plans that expire or are otherwise terminated pursuant to the terms of the Former Plans shall be immediately made available for the grant of new options under the 1997 Plan.

The 1997 Plan is administered by the Board of Directors. The Board selects eligible persons for participation and determines the number of shares to be subject to option, the per share option price, the time and conditions of exercise, the vesting rights of the optionee, the repurchase rights of the Company, and all other terms and conditions of the options not specified in the 1997 Plan. The Board interprets the provisions of the 1997 Plan, may prescribe rules for its operation, and any such interpretation or rule will be final and conclusive as to all parties. The Board may delegate the responsibility for the administration of the 1997 Plan to the Compensation Committee.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Current Ownership
-----------------

The following table sets forth certain information as of December 31, 1998 with respect to the beneficial ownership of the Company's common stock by each stockholder or group known by the Company to be the beneficial owner of more than 5% of its outstanding common stock, by each Director, and by all Executive Officers and Directors as a group. The information is based, in part, on data furnished by such Executive Officers, Directors and stockholders. The address of each holder of more than 5% of the Company's common stock other than Banc One Capital Corporation, First Financial Fund, Inc. and Wellington Management Company is O'Hare International Center, 10275 West Higgins Road, Rosemont, Illinois 60018. The address for Banc One Capital Corporation is 150 E. Gay Street, Columbus, Ohio 43215. The address for Wellington Management Company is 75 State Street, Boston, Massachusetts 02109. First Financial Fund, Inc.'s address is One Seaport Plaza, 25th Floor, New York, New York 10292.


Name of                           Amount and Nature
Beneficial Owner                of Beneficial Ownership     Percent of Class
================                =======================     ================
James A. Friedman (1)               2,205,425                    49.4%
Mark P. Bischoff  (2), (3)            486,642                    10.9%
John W. Altergott (2)                 118,334                     2.6%
William D. Smithburg (2)               43,667                     1.0%
Robert R. Youngquist, D.D.S. (2),(4)   36,666                       *
Vern E. Landeck (2)                    13,334                       *
Thomas R. Ehmann (2)                   11,667                       *
Banc One Capital Corporation (6)      499,606                    11.2%
First Financial Fund, Inc. (5)        330,000                     7.4%
All Executive Officers and Directors
as a group (7 persons) (2)          2,455,759                    55.0%

* Less than 1%

(1) Includes 459,975.67 shares owned by a trust for the benefit of Mr. Friedman's children (the "Childrens Trust") for which Mr. Friedman disclaims beneficial ownership. The named trustee of the trust is Mark
     P. Bischoff.
(2) Includes outstanding options which are currently exercisable with respect to the following named individuals or groups: Mr. Bischoff, 16,667 shares; Mr. Smithburg, 29,167 shares; Mr. Youngquist, 16,667 shares; Mr. Landeck, 13,334 shares; Mr. Altergott, 118,334 shares; Mr. Ehmann, 11,667 shares. All Executive Officers and Directors as a group, 189,169 shares.
(3) Includes 459,975.67 shares owned by the Childrens Trust for which Mr. Bischoff is trustee but for which he disclaims beneficial ownership.
(4) Includes 15,000 shares held in a pension plan of which Dr. Youngquist is a fiduciary and for which Dr. Youngquist disclaims beneficial ownership.
(5) According to Schedules 13G filed with the Securities and Exchange Commission on February 12, 1999, First Financial Fund, Inc., an investment company, is the beneficial owner of such shares, and Wellington Management Company, LLP, its investment advisor, may also be deemed to be a beneficial owner of those shares.
(6) Consists of warrants to purchase 499,606 shares of the Company's common stock.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no family relationships among the Directors and Executive Officers of the Company.

On January 25, 1999, James A. Friedman, President and Chief Executive Officer and a Director of the Company, made a loan to the Company in the principal amount of $900,000 bearing interest at a rate of 12% per annum.

OTHER MATTERS

The Board of Directors does not intend to bring any other matters before the meeting and is not informed of any other business which others may bring before the meeting. However, if any other matter should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote on such matters as they, in their discretion, may determine.


DEADLINE FOR SHAREHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next Annual Meeting must be received by the Company, in writing, no later than January 31, 2000, in order to be considered for inclusion in the Proxy Statement and proxy for the Company's 1999 Annual Meeting. Any such proposal should be sent to the attention of the Secretary of the Company at O'Hare International Center, 10275 West Higgins Road, Rosemont, IL 60018.



ALL SHAREHOLDERS ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.


By Order of the Board of Directors



                                           Sebastian N. Danziger
                                           Secretary


Rosemont, Illinois
June 17, 1999


APPENDIX

Prime Capital Corporation
Proxy for Annual Meeting of July 21, 1999
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints James A. Friedman, Mark P. Bischoff, William
D. Smithburg, John R. Walter, and Robert R. Youngquist, each with power to appoint his substitute, to represent and to vote all shares of stock of Prime Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at O'Hare International Center Auditorium, 10275 West Higgins Road, Rosemont, Illinois 60018 on Wednesday,
July 21, 1999 at 2:30 pm (C.S.T.) and any adjournments thereof, as indicated on the reverse side of this card on the proposals described in the proxy statement and all other matters properly coming before the meeting.

A VOTE "FOR" ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS

1.  Election of Directors
    [] FOR all nominees listed below (except as marked to the contrary)

    []WITHHOLD AUTHORITY to vote for all  nominees

J.A. Friedman, M.P. Bischoff, W.D. Smithburg, J.R. Walter, R.R. Youngquist


Instructions: To withhold authority to vote for any individual nominees, write that nominees name in the space provided.

2. Amendment to the 1997 Stock Option Plan
   [] FOR      [] AGAINST       [] ABSTAIN

3. Ratify the Appointment of Independent Auditors.
   [] FOR      [] AGAINST       [] ABSTAIN

4. To vote upon any and all other matters that come before the Board.
   [] FOR      [] AGAINST       [] ABSTAIN

IMPORTANT - This proxy must be signed and dated on the reverse side.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NOT OTHERWISE SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2 THROUGH 4. THE UNDERSIGNED REVOKES ALL PROXIES HERETOFORE GIVEN TO VOTE AT SUCH MEETING AND ALL ADJOURNMENTS OR
POSTPONEMENTS.


=========================, 1999


=========================
Signature


=========================
Signature if Held Jointly


Please sign exactly as your name or names appear above. For joint accounts, both owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.